UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2019
Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Ms. Daniel

On August 19, 2019, Ciner Resources LP (the “Partnership”) received notice from Ms. Nicole C. Daniel of her resignation as the Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the general partner (the “General Partner”) of the Partnership, as a member of the board of directors of American Natural Soda Ash Corp., and various other officer roles within members of the Ciner Group, the indirect parent of the General Partner, including as General Counsel and Secretary of Ciner Wyoming LLC, the Partnership’s majority-owned subsidiary, each effective as of September 6, 2019, in order to pursue other opportunities. There were no disagreements between Ms. Daniel and the entities or the respective board of directors or management of the entities she resigned from, including, but not limited to, the Board of Directors of the General Partner (the “Board of Directors”), the Partnership, the General Partner or the Partnership’s management, regarding any matter, including, but not limited to, the Partnership’s operations, policies or practices.

Departure of Mr. Bastug

On August 19, 2019, the Partnership received notice from Mr. Recep Bastug of his resignation from the Board of Directors and all committees thereof, effective as of August 30, 2019 in order to pursue other opportunities. In addition, Mr. Bastug tendered his resignation from various other director roles within members of the Ciner Group, each effective as of August 30, 2019. There were no disagreements between Mr. Bastug and the entities or the respective board of directors or management of the entities he resigned from, including, but not limited to, the Board of Directors, the Partnership, the General Partner or the Partnership’s management, regarding any matter, including, but not limited to, the Partnership’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: August 22, 2019

CINER RESOURCES LP

By:	Ciner Resource Partners LLC, its General Partner

By:	/s/ Oğuz Erkan
Oğuz Erkan
President, Chief Executive Officer and Chairman of the Board of Directors